UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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(The following is the text of information to be posted by management on various Company internal communications media, sent by e-mail, or provided by means of oral presentations to groups of employees.)

KEY MESSAGES TO ASSOCIATES
The following is the text of information that management may use from time to time to encourage associates at Raymond James Financial, Inc. ("RJF") to review the Company’s proxy materials and vote their RJF shares:

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You will be receiving your proxy materials in the mail for the Raymond James Financial, Inc. Annual Meeting of Shareholders that will be held on February 19, 2015, at the home office in St. Petersburg, Florida. Please review these proxy materials and vote your shares. Your vote is important, no matter the size of your holdings.

•	The Raymond James Financial, Inc. Annual Meeting of Shareholders will be held on February 19, 2015, at 4:30 p.m. ET, in the Tower 3 Learning Center in St. Petersburg, Florida.

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For employees who hold RJF shares in an ESOP account: You will be receiving your proxy materials via email and the proxy card in the mail for the Raymond James Financial, Inc. Annual Meeting of Shareholders.

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For employees who hold RJF shares in their RJA brokerage account or as registered holders: You will be receiving your proxy materials via mail for the Raymond James Financial, Inc. Annual Meeting of Shareholders.

•	Please review these proxy materials and vote your shares. Your vote is important, no matter the size of your holdings.

•
If you return your proxy card by mail, it must be received by the close of business on February 18, 2015, while you may vote via the Internet or by telephone until 1:00 a.m.on February 19, 2015. For participants in the RJF ESOP, the trustee must receive your voting instructions by February 16 at 5 p.m. ET.

RAYMONDJAMES.COM - SHAREHOLDERS
2015 Annual Shareholders’ Meeting
Raymond James Financial Inc.’s (NYSE: RJF) 2015 Annual Meeting of Shareholders will be held on Thursday, February 19, 2015, at 4:30 p.m. ET, at the company’s corporate headquarters in St. Petersburg, Florida.
For all Raymond James shareholders who are unable to attend the meeting in person, a live audio broadcast of the event will be available here during the meeting. If you are unable to listen to the live audio broadcast, a recorded version will be available here at a later date.

•	View the 2015 Proxy Statement

•	View the 2014 Annual Report

This broadcast is not a solicitation for Raymond James Financial stock.

EMAIL TO ESOP PARTICIPANTS - JANUARY 21, 2015
Subject: Important Notice to ESOP Participants: Proxy Materials for Shareholders Meeting

To: All Employee ESOP Participants

Important Notice to ESOP Participants - Proxy materials for the Raymond James Financial, Inc. Shareholders Meeting to be held on February 19, 2015

Dear Employee Participant in the Raymond James Financial, Inc. (“Company”) Employee Stock Ownership Plan (“Plan”):

The purpose of this message is to provide you with proxy materials for the 2015 Annual Meeting of Shareholders (“Annual Meeting”) of the Company. Because Company common stock has been allocated to your Plan account, you are entitled to instruct the Plan trustee how to vote these shares.

The Annual Meeting will be held on Thursday, February 19, 2015 at 4:30 p.m., (local time), at the Raymond James Financial Center, located at 880 Carillon Parkway, St. Petersburg, Florida.

Please click on the links below to access the indicated documents (the “Proxy Materials”). The Proxy Materials contain important information about the matters to be voted on at the Annual Meeting.  We encourage you to access and carefully review all of the information in the Proxy Materials before instructing the Plan trustee on how to vote the shares allocated to your Plan account.  The Proxy Materials consist of:

1.	The Proxy Statement for the Annual Meeting; and

2.	The 2014 Annual Report to Shareholders

If you would like to receive a paper copy of the Proxy Materials, you must request one. There is no charge to you for requesting a copy.  Please make your request to: Raymond James Financial, Inc., Attn: Secretary, 880 Carillon Parkway, St. Petersburg, Florida 33716. To facilitate timely delivery, all requests for a paper copy must be received by February 9, 2015.

Your proxy voting card, which contains control/identification numbers necessary for you to vote, will be mailed to your address on file with the Plan separately in hard copy. You cannot vote the shares allocated to your Plan account in person at the Annual Meeting.

The following proposals will be voted upon at the Annual Meeting:

1.	To elect ten (10) directors to the Board of Directors, to hold office until the annual meeting of shareholders in 2016;

2.	To hold an advisory vote on executive compensation;

3.	To ratify, on an advisory basis, the Director Qualification By-law Amendment, described in the proxy statement;

4.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2015; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.

The shares allocated to your Plan account will be voted as you instruct the Plan trustee. There are three ways to vote: by returning the proxy voting card that we are mailing separately to you, via the Internet or by telephone. Please follow the instructions included on your proxy voting card on how to vote using one of the three methods. If you do not vote the shares allocated to your Plan account, no votes will be cast in respect of those shares.

To allow sufficient time for voting by the trustee of the Plan, our transfer agent must receive your completed proxy voting card by no later than 5 p.m. Eastern Time on February 16, 2015.

DEPARTMENT HEAD MEETING - February 2

Remember to vote your RJF shares.

Common shareholders and all associates who are participants in the firm’s Employee Stock Ownership Plan are eligible to vote and should have received proxy materials.

The ballot this year includes the election of 10 nominees to our Board of Directors, an advisory vote on executive compensation, an advisory vote to ratify the Director Qualification By-law Amendment, and ratification of the appointment of our independent registered public accounting firm. Your vote is important, no matter the size of your holdings. Please review the proxy materials and consider the voting recommendations of the Board of Directors.

If you return your proxy voting card by mail, it must be received by the close of business on February 18, 2015, while you may vote via the Internet or by telephone until 1 a.m. ET on February 19, 2015. For participants in the RJF ESOP, the trustee must receive your voting instructions by February 16 at 5 p.m. ET. Visit RJnet for more information.

RJNET NEWS ITEMS (LINK)
RJF Annual Shareholders Meeting
Raymond James Financial, Inc.’s (NYSE: RJF) 2015 Annual Meeting of Shareholders will be held Thursday, February 19, 2015, at 4:30 p.m. ET at the Raymond James Financial headquarters in St Petersburg, Florida.

The proxy materials for the Annual Meeting have been mailed to all shareholders of record as of December 29, 2014.

All holders of RJF common shares and associates who are participants in the firm’s Employee Stock Ownership Plan are eligible to vote and are encouraged to review the proxy materials, vote and attend the Annual Meeting.

For more information, read the press release, dated November 20, 2014, on RaymondJames.com.

RJF Annual Shareholders Meeting: Vote Your Shares
Raymond James Financial, Inc. shareholders are encouraged to attend the Annual Shareholders Meeting.

Raymond James Financial, Inc.’s (NYSE: RJF) 2015 Annual Meeting of Shareholders will be held Thursday, February 19, 2015, at 4:30 p.m. ET at the Raymond James Financial headquarters in St. Petersburg, Florida.

The proxy materials for the meeting have been mailed to all shareholders of record as of December 29, 2014.

Proxy Materials and Voting Card
As shareholders, you are always encouraged to review the proxy materials, which you will receive by mail or email after January 20. The proxy statement and the annual report are also available on raymondjames.com. Your vote is important, so please vote your shares using your proxy card, no matter the size of your holdings.

If you hold RJF shares in your brokerage account and RJF shares in your ESOP account, you will receive two separate sets of proxy materials.

Voting Details
The following proposals will be voted upon at the annual meeting:

1.	To elect ten (10) directors to the Board of Directors, to hold office until the annual meeting of shareholders in 2016;

2.	To hold an advisory vote on executive compensation;

3.	To ratify, on an advisory basis, the Director Qualification By-law Amendment, described in the proxy statement;

4.	To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2015; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.
The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.
How to Vote
The proxy statement and your proxy voting card explain how you can vote. You will need your proxy voting card to vote, as it contains important shareholder-specific information. There are three ways to vote:

1.	By returning the proxy voting card, mailed separately to you

2.	Online

3.	By telephone
If you return your proxy voting card by mail, it must be received by the close of business on February 18, 2015, while you may vote via the Internet or by telephone until 1 a.m. ET on February 19, 2015. For participants in the RJF ESOP, the trustee must receive your voting instructions by February 16 at 5 p.m. ET.

Note: If you are an ESOP participant, the shares allocated to your ESOP account will be voted as you instruct the ESOP trustee and these shares cannot be voted in-person at the Annual Shareholders Meeting.
The Employee Stock Ownership Plan (ESOP) is part of your group benefits and is fully funded by company contributions, invested solely in Raymond James Financial, Inc. common stock.

What if I lose or do not receive the proxy card?
RJF Shares in an Account Other than ESOP
If you lose or do not receive your proxy information, and own RJF shares in an account other than ESOP:

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Contact the Corporate Actions department by phone at ext. 73724, or by email at corporateactions@raymondjames.com, by 5 p.m. ET Wednesday, February 11, 2015, to request the control number associated with your respective RJF shares held in street name through RJA.

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As soon as you receive the control number associated with your RJF shares held in street name through RJA, you can vote online (www.proxyvote.com) or by telephone (1-800-454-8683) using your 12-digit shareholder-specific control number.

Note: The instructions above are for employees only and are only for shares held in street name through RJA.

RJF Shares Held in Your ESOP Account
If you lose or do not receive the proxy voting card for your RJF shares held in your ESOP account:

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Contact the Corporate Actions department at ext. 73724 or email corporateactions@raymondjames.com by 5 p.m. ET Monday, February 9, 2015, to request the control number associated with your respective RJF shares held in your ESOP account.

•	Provide Corporate Actions your name and address associated with your ESOP account.

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As soon as you receive the control number associated with the RJF shares held in your ESOP account, you can vote online (www.investorvote.com/rjf) or by telephone (1-800-652-8683) using your 15-digit shareholder‑specific control number.

More Information
The 2015 proxy statement and 2014 annual report are available at raymondjames.com under Our Company > Investor Relations > Shareholders’ Meeting.
Raymond James Financial, Inc. shareholders are invited to attend the 2015 Annual Meeting of Shareholders.

Today: RJF Annual Shareholders Meeting
Attend or listen to a live audio broadcast of the shareholders meeting beginning at 4:30 p.m. ET on Thursday, February 19.

Attend the shareholders meeting in St. Pete beginning at 4:30 p.m. ET today in the Tower 3 Learning Center, or listen to the live audio broadcast here on raymondjames.com.

More Information
The 2015 proxy statement and 2014 annual report are available at raymondjames.com under Our Company > Investor Relations > Shareholders’ Meeting.

WEEKLY DIGEST
February 3

HOM; RJ&A
RJF Shareholders: Your Vote Matters
Vote when you have reviewed your RJF proxy materials, delivered by mail or email. See what’s on the ballot, review the board’s recommendations and learn how you can participate.

FID; IAD; ICD;
RJF Common Shareholders: Your Vote Matters
If you own RJF common stock in your own portfolio, vote when you have reviewed your RJF proxy materials, delivered by mail or email. See what’s on the ballot, review the board’s recommendations and learn how you can participate.

February 10

HOM; RJ&A
Remember to Vote Your RJF Shares
Review the proxy materials, consider the items on the ballot, the board’s recommendations and the three ways to vote. Plus, find out what to do if you lost your RJF proxy materials.

FID; IAD; ICD;
Remember to Vote Your RJF Shares
If you own RJF common stock in your own portfolio, review the proxy materials, consider the items on the ballot, the board’s recommendations and the three ways to vote. Plus, find out what to do if you lost your RJF proxy materials.

February 17

HOM; RJ&A
RJF Shareholders Meeting Thursday: Last Chance to Vote
Review the proxy materials, the board’s recommendations and voting instructions. Then, attend or listen to a live audio broadcast of the shareholders’ meeting beginning at 4:30 p.m. ET on February 19, in the Tower 3 Learning Center in St. Pete.

FID; ICD; IAD
RJF Shareholders Meeting Thursday: Last Chance to Vote
If you own RJF common stock in your own portfolio, review the proxy materials, the board’s recommendations and voting instructions. Then, listen to a live audio broadcast of the shareholders’ meeting beginning at 4:30 p.m. ET February 19.

RJTV

Text of Slide to run February 5-19

RJF Shareholders: Remember to Vote

Review. Vote. Attend.
Participate in the Annual Shareholders’ Meeting on February 19

RJnet Search: Shareholders